SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: July 16, 1997



                         WESTERN MICRO TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)



         California                   0-11560                94-2414428
----------------------------        -----------         ----------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)             File Number)        Identification Number)



    254 East Hacienda Avenue, Campbell, CA                95008
   ----------------------------------------            ----------
   (Address of principal executive offices)            (Zip Code)



                                 (408) 379-0177
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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Item 5.   Other Events.
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       On July 16, 1997, Western Micro Technology, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The Company believes that it is unlikely that the pending transaction whereby the Company is to acquire the distribution business of Star Management Services, Inc. ("Star") will be consummated by July 31, 1997, the date contemplated by the Stock Purchase Agreement (the "Star Agreement"), as a result of the fact that the Company has not finalized its financing concerning the acquisition. Under the terms of the Star Agreement, either the Company or the stockholders of Star may terminate the Star Agreement if the transaction does not close by July 31, 1997 and, under certain circumstances, including the failure to have obtained the financing by July 31, 1997, a termination fee of $500,000 may become due upon such failure to close. The Company has entered into negotiations with the two stockholders of Star to extend the closing date for the transaction. There can be no assurance that the Company will close the transaction by July 31, 1997, or that the Company will be successful in negotiating an extension of the closing date. Failure to extend the closing date could result in the Company having to pay the termination fee and a failure to consummate the Star transaction could materially adversely affect the Company's business, financial condition and results of operations.

         When used in this Report, the words "estimate," "project," "intend," "believe" and "expect" and similar expressions are intended to identify forward-looking statements. Such statements are subject to risks and uncertainties that could cause actual results to differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release updates or revisions to these statements.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

       (a)   Exhibits.

             99.1     Press Release dated July 16, 1997.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  July 16, 1997

                                                 WESTERN MICRO TECHNOLOGY, INC.



                                                 By       /s/ P. Scott Munro
                                                    ----------------------------
                                                      President, Chief Executive
                                                         Officer and Secretary


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


                                  EXHIBIT INDEX
                                  -------------


 Exhibit No.         Description
 -----------         -----------

    99.1             Press Release dated July 16, 1997.



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